EXHIBIT 4.2


NUMBER                                                            SHARES

H
                      MEDIA & ENTERTAINMENT HOLDINGS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                           CUSIP



THIS CERTIFIES THAT

     IS THE OWNER OF

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH
                             OF THE COMMON STOCK OF

                      MEDIA & ENTERTAINMENT HOLDINGS, INC.

     TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     THE CORPORATION WILL BE FORCED TO LIQUIDATE IF IT IS UNABLE TO COMPLETE A BUSINESS COMBINATION WITHIN 18 MONTHS FROM THE CONSUMMATION OF ITS INITIAL PUBLIC OFFERING (OR 24 MONTHS IF CERTAIN EXTENSION CRITERIA HAVE BEEN SATISFIED), ALL AS MORE FULLY DESCRIBED IN THE CORPORATION'S FINAL PROSPECTUS DATED ________, 2006.

     THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


     DATED:                             [Corporate Seal]



CHAIRMAN                                           SECRETARY
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                      MEDIA & ENTERTAINMENT HOLDINGS, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Common Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common        UNIF GIFT MIN ACT -______ Custodian_______
TEN ENT - as tenants by the entireties                   (Cust)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
survivorship and not as tenants in common          Act ___________ (State)


     Additional Abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
__________________________________


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                              SHARES OF THE
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CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT

----------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WILL FULL POWER OF SUBSTITUTION IN THE PREMISES.



DATED ____________________

                                NOTICE: The signature to this assignment must
                                        correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert its respective shares into cash upon a business combination which it has voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.